   As filed with the Securities and Exchange Commission on October 30, 2000
                                                   Registration No. 333-________
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ______________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ______________

                      Applied Micro Circuits Corporation
            (Exact Name Of Registrant As Specified In Its Charter)

                                ______________

               Delaware                                  94-2586591
    (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
   Incorporation or Organization)

                              6290 Sequence Drive
                             San Diego, CA  92121
                                (858) 450-9333
                   (Address Of Principal Executive Offices)

                                ______________

                           2000 Equity Incentive Plan

                          (Full Title Of The Plan(s))

                                ______________

                              William E. Bendush
    Vice President, Finance and Administration, and Chief Financial Officer
                      Applied Micro Circuits Corporation
                              6290 Sequence Drive
                             San Diego, CA  92121
                                (858) 450-9333
(Name, Address, Including Zip Code, And Telephone Number, Including Area Code,
                             Of Agent For Service)
                                ______________

                                   Copies to:
                             D. Bradley Peck, Esq.
                               Cooley Godward LLP
                        4365 Executive Drive, Suite 1100
                              San Diego, CA  92121
                                 (858) 550-6000
                                ______________


                        CALCULATION OF REGISTRATION FEE

===================================================================================================================================
      Title of Securities                                     Proposed Maximum       Proposed Maximum
                                                                  Offering              Aggregate             Amount of
       to be Registered        Amount to be Registered (1)   Price per Share (2)    Offering Price (2)    Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
Stock Options and Common           2,000,000 shares                   $136.00             $272,000,000         $ 71,808
  Stock (par value $.01)
===================================================================================================================================

(1) This registration statement shall also cover any additional shares of Common Stock which shall become issuable under the 2000 Equity Incentive Plan, as amended, by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1) of the Securities Act of 1933, as amended. The price per share and the aggregate offering price are calculated on the basis of $136.00, the average of the high and low sales prices of Registrant's Common Stock on October 26, 2000, as reported on The Nasdaq National Market.

      INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENT ON

                             FORM S-8 NO. 333-35408

The contents of Registration Statement on Form S-8 No. 333-35408 filed with the Securities and Exchange Commission on April 21, 2000 are incorporated by reference herein.

                                    EXHIBITS

Exhibit
Number
 5.1      Opinion of Cooley Godward LLP

23.1      Consent of Ernst & Young LLP, Independent Auditors

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

24.1      Power of Attorney is contained on the signature pages

99.1      2000 Equity Incentive Plan, as amended

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on October 27,
2000.

                                       Applied Micro Circuits Corporation

                                      By: /s/ WILLIAM E. BENDUSH
                                         -----------------------------------
                                         William E. Bendush
                                         Vice President, Finance and
                                         Administration, and Chief Financial
                                         Officer

                               POWER OF ATTORNEY

     Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints David M. Rickey and William E. Bendush, and both or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                             Title                                  Date
 /s/ DAVID M. RICKEY
--------------------------     Chairman of the Board of Directors,            October 27, 2000
     David M. Rickey           President and Chief Executive Officer
                               (principal executive officer)

/s/ WILLIAM E. BENDUSH
--------------------------     Vice President, Finance and Administration,    October 27, 2000
    William E. Bendush         and Chief Financial Officer (Principal
                               Financial and Accounting Officer)

/s/ ROGER A. SMULLEN, SR.
--------------------------     Vice Chairman of the Board of Directors        October 27, 2000
    Roger A. Smullen, Sr.

    /s/ R. CLIVE GHEST
------------------------------         Director               October 27, 2000
        R. Clive Ghest


/s/ FRANKLIN P. JOHNSON, JR.
------------------------------         Director               October 27, 2000
   Franklin P. Johnson, Jr.


   /s/ S. ATIQ RAZA
------------------------------         Director               October 27, 2000
       S. Atiq Raza


/s/ ARTHUR B. STABENOW
------------------------------         Director               October 27, 2000
    Arthur B. Stabenow


  /s/ HARVEY P. WHITE
------------------------------         Director               October 27, 2000
      Harvey P. White

                                 EXHIBIT INDEX


  Exhibit                       Description
   Number

    5.1      Opinion of Cooley Godward LLP

   23.1      Consent of Ernst & Young LLP, Independent Auditors

   23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement

   24.1      Power of Attorney is contained on the signature pages

   99.1      2000 Equity Incentive Plan, as amended